MUTUAL FUND CUSTODY AGREEMENT
                  THIS AGREEMENT is effective as of the __th day of _________, 1996, by and between Mutual Fund Select Group (the "Trust"), an open-end management investment company organized as a Massachusetts business trust in 1996, on behalf of all of its existing Series and any and all Series it may create in the future (individually "a Fund" and collectively "the Funds") and The Chase Manhattan Bank (the "Custodian"), a New York State chartered bank.

                              W I T N E S S E T H:
                  WHEREAS, the Trust is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and
                  WHEREAS, the Trust desires to retain the Custodian to serve as the Trust's custodian and the Custodian is willing to furnish such services;
                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
                  1.       Appointment.
                  (a) The Trust hereby appoints the Custodian to act as custodian of its portfolio securities, cash and other property and to act as agent to perform certain accounting and recordkeeping functions required of a duly registered investment company in compliance with applicable provisions of federal, state and local laws, rules and regulations including, as may be required:



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                  (i)      Provide information necessary for the Trust to file
                           required financial reports; maintaining and preserving required books, accounts and records as the basis for such reports; and performing certain daily functions in connection with such accounts and records.

                  (ii)     Calculating daily net asset value of each Fund, and

                  (iii)    Acting as liaison with independent auditors.

                  (b) The Custodian accepts such appointment and agrees to furnish the services herein set forth in return for the compensation as provided in Paragraph 25 of this Agreement. The Custodian agrees to comply with all relevant provisions of the 1940 Act and applicable rules and regulations thereunder. The Trust may from time to time issue separate Funds, classes or classify and reclassify shares of such Funds or classes. Pursuant to Instructions, the Custodian shall identify to each such Fund or class Property belonging to such Fund or class and in such reports, confirmations and notices to the Trust called for under this Agreement shall identify the Fund or class to which such report, confirmation or notice pertains.
                  2. Delivery of Documents. The Trust has furnished the Custodian with copies properly certified or authenticated of each of the following:
                  (a) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Custodian as custodian of the portfolio securities, cash and other property of the Trust, the recordkeeper for certain Fund accounting functions as described herein and approving this Agreement;
                  (b) Schedule A identifying and containing the signatures of the Trust's officers and/or other persons authorized to issue Oral Instructions and to sign Written Instructions, as hereinafter defined, on behalf of the Trust;

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                  (c)      Schedule B setting forth the names and signatures
of the present officers of the Trust;
                  (d) The Trust's current Registration Statement on Form N-1A under the 1940 Act and the Securities Act of 1933, as amended ("the 1933 Act") as filed with the Securities and Exchange Commission ("the SEC"), relating to the Trust's shares of beneficial interest, no par value (the "Shares");
                  (e) The current prospectus and statement of additional information of each of the Fund, including all amendments and supplements thereto (the "Prospectuses").
                  (f) A copy of the notice filed with the Commodity Futures Trading Commission ("CFTC") of eligibility to claim the exclusion from the definition of "commodity pool operator" contained in Section 2(a)(1)(A) of the Commodity Exchange Act ("CEA") that is provided in Rule 4.5 under the CEA, together with all supplements as are required by the CFTC.
                  The Trust will furnish Custodian from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.
                  3.       Definitions.
                  (a) "Authorized Person". As used in this Agreement, the term "Authorized Person" means any of the Trust's officers, and any other person, whether or not any such person is an officer or employee of the Trust, duly authorized by the Board of Trustees of the Trust to give Oral and Written Instructions on behalf of the Trust and listed on Schedule A, which may be amended from time to time.
                  (b) "Book-Entry System". As used in this Agreement, the term "Book-Entry System" means the Federal Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees

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and any book-entry system maintained by a clearing agency registered with the
SEC under Section 17A of the Securities Exchange Act of 1934 (the "1934 Act").
                  (c) "Oral Instructions". As used in this Agreement, the term "Oral Instructions" means oral instructions actually received by the Custodian from an Authorized Person or from a person reasonably believed by the Custodian to be an Authorized Person. The Trust agrees to deliver to the Custodian, at the time and in the manner specified in Paragraph 9 of this Agreement, Written Instructions confirming Oral Instructions.
                  (d) "Officer's Certificate". The term "Officer's Certificate" as used in this Agreement means instructions delivered by hand, mail, tested telegram, cable, telex or facsimile sending device and received by the Custodian signed by two officers of the Fund.
                  (e) "Property". The term "Property", as used in this Agreement, means:
                         (i) any and all securities and other property of the Trust which the Trust may from time to time deposit, or cause to be deposited, with the Custodian or which the Custodian may from time to time hold for the Trust;
                        (ii)          all income in respect of any other
                  such securities or other property;
                       (iii)          all proceeds of the sales of any of
                  such securities or other property;
                  and
                        (iv) all proceeds of the sale of securities issued by the Trust, which are received by the Custodian from time to time from or on behalf of the Trust.
                  (f) "Securities Depository". As used in this Agreement, the term "Securities Depository" shall mean the Depository Trust Company or Participants Trust Company, each a clearing agency registered with the SEC or, their successor or successors and their nominee or nominees; and shall also mean any other registered or industry recognized clearing agency, its successor or successors specifically identified in a certified

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copy of a resolution of the Trust's Board of Trustees approving deposits by the
Custodian therein.
                  (g) "Written Instructions". As used in this Agreement, "Written Instructions" means instructions delivered by hand, mail, tested telegram, cable, telex, facsimile sending device, and received by the Custodian, signed by two Authorized Persons.
                  4. Delivery and Registration of the Property. The Trust will deliver or cause to be delivered to the Custodian all securities and all moneys owned by it, including cash received for the issuance of its Shares, at any time during the period of this Agreement, except for securities and monies to be delivered to any subcustodian appointed pursuant to Paragraph 7 hereof. The Custodian will not be responsible for such securities and such monies until actually received by it. All securities delivered to the Custodian or to any such subcustodian (other than in bearer form) shall be registered in the name of the Trust or in the name of a nominee of the Trust or in the name of the Custodian or any nominee of the Custodian (with or without indication of fiduciary status) or in the name of any subcustodian or any nominee of such subcustodian appointed pursuant to Paragraph 7 hereof or shall be properly endorsed and in form for transfer satisfactory to the Custodian.
                  5. Domestic and Foreign Corporate Actions and Proxies. With respect to all securities, however registered, it is understood that the voting and other rights and powers shall be exercised by the Trust. The Custodian shall transmit promptly to the Trust any proxy statement, proxy materials, notice of a call or conversation or similar communications received by it as Custodian for the Trust as follows:
                         (i)          With respect to domestic U.S. and
                  Canadian securities (the latter if held in DTC), the Custodian will send to the Trust or the proper authorized person, such proxies (signed in blank, if issued in the name of the Custodian's

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                  nominee or the nominee of a central depository) and
                  communications with respect to securities in the Trust's Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by the Custodian for forwarding to its customers. In addition, the Custodian will follow coupon payments, redemptions, exchanges or similar matters with respect to securities in the Trust's Account and advise the Trust or the proper authorized person for such Account of rights issued, tender offers or any other discretionary rights with respect to such securities, in each case, of which the Custodian has received notice from the issuer of the securities, or as to which notice is published in publications routinely utilized by the Custodian for this purpose.
                           Where warrants, options, tenders or other securities
                  have fixed expiration dates, the Trust understands that in order for the Custodian to act, the Custodian must receive the Trust's instructions at its offices in New York City, addressed as the Custodian may from time to time request, by no later than noon (NY City time) at least one business day prior to the last scheduled date to act with respect thereto (or such earlier date or time as the Custodian may reasonably notify the Trust). Absent the Custodian's timely receipt of such instructions, such instructions will expire without liability to the Custodian. Corporate reports need not be forwarded to the Trust.
                        (ii) With respect to securities held or settled through
                  the Chase global custody network, whenever the Custodian receives information which requires discretionary action by the Trust (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal

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                  notices or other material intended to be transmitted to
                  securities holders ("Corporate Actions"), the Custodian will give the Trust notice of such Corporate Actions to the extent that the Custodian's central corporate actions department has actual knowledge of a Corporate Action in time to notify its customers. When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, the Custodian will endeavor to obtain Instructions from the Trust, but if Instructions are not received in time for the Custodian to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, the Custodian is authorized to sell such rights entitlement or fractional interest and to credit the proper Fund account with the proceeds or take any other action it deems, in good faith, to be appropriate in which case it shall be held harmless for any such action.
                  The Custodian will deliver proxies to the Trust or its designated agent pursuant to special arrangements which may have been agreed to in writing. Such proxies shall be executed in the appropriate nominee name relating to portfolio securities in the Custody Account registered in the name of such nominee but without indicating the manner in which such proxies are to be voted; and where bearer securities are involved, proxies will be delivered in accordance with Instructions.
                  6.       Receipt and Disbursement of Money.
                  (a) The Custodian shall open and maintain a custody account for each Fund of the Trust, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account, subject to the provisions hereof, all cash received by it from or for each Fund of the Trust. The Custodian shall make payments of

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cash to, or for the account of, each Fund of the Trust from such cash only (i)
for the purchase of securities for the Trust as provided in paragraph 15 hereof;
(ii) upon receipt of an Officer's Certificate, for the payment of dividends or other distributions of shares, or for the payment of interest, taxes, administration, distribution or advisory fees or expenses which are to be borne by the Trust under the terms of this Agreement, and, with respect to each Fund, any Investment Advisory Agreement, Administration Agreement or Distribution and Sub-administration Agreement; (iii) upon receipt of Written Instructions for payments in connection with the conversion, exchange or surrender of securities owned or subscribed to by the Trust and held by or to be delivered to the Custodian; (iv) to a subcustodian pursuant to Paragraph 7 hereof; or (v) for the redemption of Trust Shares; or (vi) upon receipt of an Officer's Certificate for other corporate purposes. No payment pursuant to (i) other than pursuant to Instruction and in accordance with local market practice.
                  (b) the Custodian is hereby authorized to endorse and collect all checks, drafts or other orders for the payment of money received as custodian for the Trust.
                  7.       Receipt of Securities.
                  (a) Except as provided by Paragraph 8 hereof, the Custodian shall hold and physically segregate in a separate account with respect to each Fund, identifiable from those of any other person, all securities and non-cash property received by it for the Trust. All such securities and non-cash property are to be held or disposed of by the Custodian for each Fund of the Trust pursuant to the terms of this Agreement. In the absence of Written Instructions accompanied by a certified resolution authorizing the specific transaction by the Trust's Board of Trustees, the Custodian shall have no power or authority to withdraw, deliver, assign, hypothecate, pledge or otherwise dispose of any such securities and investments, except in accordance with the express terms provided for in this Agreement. In

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no case may any trustee, officer, employee or agent of the Trust withdraw any securities except as provided in this Agreement and pursuant to a duly adopted resolution of the Board of Trustees. In connection with its duties under this Paragraph 7, the Custodian may, at its own expense, except to the extent the Custodian is instructed to engage a subcustodian it would not otherwise have engaged, enter into subcustodian agreements with other banks or trust companies for the receipt of certain securities and cash to be held by the Custodian for the account of a Fund of the Trust pursuant to this Agreement; provided that each such bank or trust company has an aggregate capital, surplus and undivided profits, as shown by its last published report, of not less than one million dollars ($1,000,000) for a Custodian Subsidiary or affiliate, or of not less than twenty million dollars ($20,000,000) for a subcustodian that is not a Custodian Subsidiary or affiliate and that in either case such bank or trust company agrees with the Custodian to comply with all relevant provisions of the 1940 Act and applicable rules and regulations thereunder. The Custodian will provide the Trust with a copy of each subcustodian agreement it executes relating to the Trust. The Custodian will be liable for acts or omissions of any such subcustodian, except to the extent the Custodian is instructed by the Trust to engage a subcustodian it would not otherwise have engaged and the Trust is a party to the agreement with such sub-custodian, under the standards of care provided for herein, of any bank or trust company that it chooses pursuant to this Paragraph 7.
                  (b) Notwithstanding any other provisions of this Agreement, the foreign securities of each Fund of the Trust (as defined in Rule 17f-5(c)(1) under the 1940 Act) and each Fund's cash or cash equivalents, in amounts reasonably necessary to effect the Fund's foreign securities transactions, may be held in the custody of one or more banks or trust companies acting as subcustodians; and thereafter, pursuant to a written contract or contracts

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as approved by Trust's Board of Trustees, may be transferred to an account maintained by such subcustodian with an eligible foreign custodian, as defined in Rule 17f-5(c)(2), provided that any such arrangement involving a foreign custodian shall be in accordance with the provisions of Rule 17f-5 under the 1940 Act or any exemptive order issued to the Custodian under the 1940 Act.
                  (c) Promptly after the close of business on each day the Custodian shall furnish the Trust with a summary of all transfers to or from the account of each Fund of the Trust during said day. Where securities are transferred to the account of any Fund of the Trust established at a Securities Depository or the Book Entry System pursuant to Paragraph 8 herein, the Custodian shall also by book-entry or otherwise identify as belonging to such Fund the quantity of securities in a fungible bulk of securities registered in the name of the Custodian (or its nominee) or shown in the Custodian's account on the books of a Securities Depository or the Book-Entry System. At least monthly and from time to time, the Custodian shall furnish the Trust with a detailed statement of the Property held for each Fund under this Agreement.
                  8. Use of Securities Depository or the Book-Entry System. The Trust shall deliver to the Custodian a certified resolution of the Board of Trustees of the Trust approving, authorizing and instructing the Custodian on a continuous and ongoing basis until instructed to the contrary by Oral or Written Instructions actually received by the Custodian (i) to deposit in a Securities Depository or the Book-Entry System all securities of the Trust eligible for deposit therein and (ii) to utilize a Securities Depository or the Book-Entry System to the extent possible in connection with the performance of its duties hereunder, including without limitation settlements of purchases and sales of securities by the Trust, and deliveries and returns of securities loaned, subject to repurchase agreements or used as

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collateral in connection with borrowings. Without limiting the generality of such use, it is agreed that the following provisions shall apply thereto:
                  (a) Securities and any cash of the Trust deposited in a Securities Depository or the Book-Entry System will at all times be segregated from any assets and cash controlled by the Custodian in other than a fiduciary or custodian capacity. The Custodian and its subcustodians, if any, will pay out money only upon receipt of securities and will deliver securities only upon receipt of money, unless the Trust has given the Custodian Written Instructions to the contrary.
                  (b) All Books and records maintained by the Custodian that relate to the Trust participation in a Securities Depository or the Book-Entry System will at all times during the Custodian's regular business hours be open to the inspection of the Trust's duly authorized employees or agents, the Trust's independent auditors in accordance with applicable regulations, and the Trust will be furnished with all information in respect of the services rendered to it as it may require.
                  (c) The Custodian will provide the Trust with copies of any report obtained by the Custodian on the system of internal accounting control of the Securities Depository or Book-Entry System promptly after receipt of such a report by the Custodian. The Custodian will also provide the Trust with such reports on its own system of internal control as the Trust may reasonably request from time to time.
                  9. Instructions Consistent With the Charter, etc. Unless otherwise provided in this Agreement, the Custodian shall act only upon Oral and Written Instructions. The Custodian may assume that any Oral or Written Instructions received hereunder are not in any way inconsistent with any provision of the Charter, By-Laws, any prospectus pursuant to which Shares of a Fund are offered for sale, any rule or regulation of any applicable

                                      -11-

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regulatory body or governmental agency or any vote or resolution of the Trust's
Board of Trustees, or any committee thereof. The Custodian shall be entitled to rely upon any Oral or Written Instructions actually received by the Custodian pursuant to this Agreement. The Trust agrees to forward to the Custodian Written Instructions confirming Oral Instructions in such manner that the Written Instructions are received by the Custodian at the close of business of the same day that such Oral Instructions are given to the Custodian. The Trust agrees that the fact that such confirming Written Instructions are not received by the Custodian shall in no way affect the validity of any of the transactions authorized by the Trust by giving Oral Instructions nor shall receipt of conflicting Written Instructions affect the validity of transactions undertaken based on Oral Instructions or the Custodian's obligations or responsibilities with respect thereto if such actions have been taken prior to the receipt of such Written Instructions. The Trust agrees that the Custodian shall incur no liability in acting upon Oral Instructions given to the Custodian hereunder concerning such transactions provided such instructions reasonably appear to have been received from an Authorized Person, unless any liability to the Trust results from the negligence or willful misconduct of the Custodian. In accord with instructions from the Trust, as required by accepted industry practice or as the Custodian may elect in effecting the execution of Trust instructions, advances of cash or other Property made by the Custodian, arising from the purchase, sale, redemption, transfer or other disposition of Property of the Trust, or in connection with the disbursement of funds to any party, or in payment of fees, expenses, claims or liabilities owed to the Custodian by the Trust, or to any other party which has secured judgment in a court of law against the Trust which creates an overdraft in the accounts or overdelivery of Property shall be deemed a loan by the Custodian to the Trust, payable on demand, bearing interest at such rate customarily charged by the Custodian for similar loans.

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                  10.      Transactions Not Requiring Instructions.  The
Custodian is authorized to take the following action without Written
Instructions:
                  (a) Collection of Income and Other Payments. The Custodian shall:
                         (i)          collect and receive for the account of
                  any Fund of the Trust, all income and other payments and distributions, including (without limitation) stock dividends, rights, warrants and similar items, included or to be included in the Property of any Fund of the Trust, and promptly advise the Trust of such receipt and shall credit such income, as collected, to such Fund of the Trust. With respect to non-foreign issuers, the Custodian shall credit the account with interest, dividends or principal payments on the payable date, in anticipation of receiving same from a payor, central depository, broker or other agent employed by the Trust or the Custodian (each advance made hereunder shall be subject to reversal in the event that (i) payment to which it relates is not made within a reasonable time after its due date and (2) the Custodian notifies the Trust within 30 days of such due date that it anticipates a delay in collection).
                        (ii) with respect to securities of foreign issue, effect
                  collection of dividends, interest and other income, and to notify the Trust of any call for redemption, offer of exchange, right of subscription, reorganization, or other proceedings affecting such securities, or any default in payments due thereon. It is understood, however, the Custodian shall be under no responsibility for any failure or delay in effecting such collections or giving such notice with respect to securities of foreign issue, regardless of whether or not the relevant information is published in any financial service available to it unless such failure or delay is due to its negligence. Collections of income in foreign

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                  currency are, to the extent possible, to be converted into
                  United States dollars unless otherwise instructed in writing, and in effecting such conversion the Custodian may use such methods or agencies as it may see fit, including the facilities of its own foreign division at customary rates. All risk and expenses incident to such collection and conversion is for the account of the Trust and the Custodian shall have no responsibility for fluctuations in exchange rates affecting any such conversion.
                       (iii)          endorse and deposit for collection in
                  the name of the Trust and each of its Funds, checks, drafts, or other orders for the payment of money on the same day as received;
                        (iv) receive and hold for the account of each of the
                  Funds all securities received by the Trust as a result of a stock dividend, share split-up or reorganization, recapitalization, readjustment or other rearrangement or distribution of rights or similar securities issued with respect to any portfolio securities of the Trust held by the Custodian hereunder;
                         (v) present for payment and collect the amount payable
                  upon all securities which may mature or be called, redeemed or retired, or otherwise become payable on the date such securities become payable;
                        (vi) take any action which may be necessary and proper
                  in connection with the collection and receipt of such income and other payments and the endorsement for collection of checks, drafts and other negotiable instructions;
                       (vii) to exchange securities in temporary form for
                  securities in definitive form, to effect an exchange of the shares where the par value of stock is changed, and to surrender securities at maturity or when advised of earlier call

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                  for redemption, against payment therefor in accordance with accepted local industry practice. When fractional shares of stock of a declaring corporation are received as a stock distribution, the Custodian is authorized to sell the fraction received and credit the Trust's account. Unless specifically instructed to the contrary in writing, the Custodian is authorized to exchange securities in bearer form for securities in registered form. If any Property registered in the name of a nominee of the Custodian is called for partial redemption by the issuer of such Property, the Custodian is authorized to allot the called portion to the respective beneficial holders of the Property in such manner deemed to be fair and equitable by the Custodian in its sole discretion.
                  (b) Miscellaneous Transactions. The Custodian is authorized to deliver or cause to be delivered Property against payment or other consideration or written receipt therefor in the following cases:
                         (i) for examination by a broker selling for the account of the Trust in accordance with local industry practice;
                        (ii) for the exchange of interim receipts or temporary securities for definitive securities;
                       (iii) for transfer of securities into the name of the Trust or the Custodian or a nominee of either, or for exchange or securities for a different number of bonds, certificates, or other evidence, representing the same aggregate face amount or number of units bearing the same interest rate, maturity date and call provisions, if any; provided that, in any such case, the new securities are to be delivered to the Custodian.

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                  11.      Transactions Requiring Instructions.  Upon receipt
of Oral or Written Instructions and not otherwise, the Custodian, directly or through the use of a Securities Depository or the Book-Entry System, shall:
                  (a) Execute and deliver to such persons as may be designated in such Oral or Written Instructions, proxies, consents, authorizations, and any other instruments whereby the authority of the Trust as owner of any securities may be exercised;
                  (b) Deliver any securities held for any Fund of the Trust against receipt of other securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;
                  (c) Deliver any securities held for any Fund of the Trust to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization or sale of assets of any corporation, against receipt of such certificates or deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;
                  (d) Make such transfers or exchanges of the assets of any Fund of the Trust and take such other steps as shall be stated in said instructions to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Trust;
                  (e) Release securities belonging to any Fund of the Trust to any bank or trust company for the purpose of pledge or hypothecation to secure any loan incurred by the Trust; provided, however, that securities shall be released only upon payment to the Custodian of the monies borrowed, except that in cases where additional collateral is required to secure a borrowing already made, subject to proper prior authorization, further securities may be

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released for that purpose; and pay such loan upon redelivery to it of the securities pledged or hypothecated therefore and upon surrender of the note or notes evidencing the loan;
                  (f) Deliver any securities held for the Trust upon the exercise of a covered call option written by the Trust on such securities;
                  (g) Release and deliver securities owned by the Trust in connection with any repurchase agreement entered into on behalf of any Fund of the Trust, but only on receipt of payment therefor; and pay out moneys of the Trust in connection with such repurchase agreements, but only upon the delivery of the securities;
                  (h) otherwise transfer, exchange or deliver securities in accordance with Oral or Written Instructions.
                  12. Segregated Accounts. The Custodian shall upon receipt of Written or Oral Instructions establish and maintain a segregated account or accounts on its records for and on behalf of any Fund of the Trust, into which account or accounts may be transferred cash and/or securities, including securities in the Book-Entry System (i) for the purposes of compliance by the Trust with the procedures required by a securities or option exchange, providing such complies with the Investment Company Act and Release No. 10666 or any subsequent release or releases of the SEC relating to the maintenance of segregated accounts by registered investment companies and (ii) for other proper corporate purposes, but only, in the case of clause (ii), upon receipt of, Written Instructions.
                  13. Calculation of Net Asset Value. Custodian will calculate the net asset value of each Fund or class of a Fund once daily in accordance with the procedures attached as Schedule C. Custodian will prepare and maintain a daily evaluation of portfolio securities of each Fund for which market quotations are available by the use of outside services normally used and contracted for this purpose; all other portfolio securities of each Fund will

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be evaluated in accordance with Trust's instructions. Custodian will have no responsibility for the accuracy of the prices quoted by these outside services or for the information supplied by Trust or upon instructions.
                  14. Dividends and Distributions. (a) The Trust shall furnish the Custodian with appropriate evidence of action by the Trust's Board of Trustees declaring and authorizing the payment of any dividends and distributions. The amounts of Dividends and/or distributions will be calculated by the Custodian in accordance with the procedures attached as Schedule C. Upon receipt by the Custodian of an Officer's Certificate with respect to dividends and distributions declared by the Trust's Board of Trustees and payable to shareholders of any Fund or class who are entitled to receive cash for fractional shares and those who have elected in the proper manner to receive their distributions on dividends in cash, and in conformance with the procedures mutually agreed upon by the Custodian, the Trust, and the Trust's Administrator or Transfer Agent, the Custodian shall pay to the Trust's transfer agent, as agent for the shareholders, an amount equal to the amount indicated in said Officer's Certificate as payable by the Trust to such shareholders for distribution in cash by the transfer agent to such shareholders. In lieu of paying the Trust's transfer agent cash dividends and distributions, the Custodian may arrange for the direct payment of cash dividends and distributions to shareholders by the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time by and among the Trust, the Custodian and the Trust's Administrator and transfer agent.
                  (b) The Custodian may enter into separate custodial agreements with various futures commission merchants ("FCMs") that the Trust uses (each an "FCM Agreement"), pursuant to which the Trust's margin deposits in any transactions involving futures contracts and options on futures contracts will be held by Custodian in accounts (each an "FCM Account") subject to the disposition by the FCM involved in such contracts in accordance with the customer contract between FCM and the Trust ("FCM Contract"), SEC rules governing such segregated accounts, CFTC rules and the rules of the applicable commodities exchange. Such FCM Agreements shall only be entered into upon receipt of Written Instructions from the Trust. Transfers of initial margin shall be made into an FCM Account only upon Written Instructions; transfers of premium and variation margin may be made into an FCM Account pursuant to Oral Instructions. Transfers of funds from an FCM Account to the FCM for which Custodian holds such an account may only occur upon certification by the FCM to the Custodian that pursuant to the FCM Agreement and the FCM Contract, all conditions precedent to its right to give the Custodian such instruction have been satisfied.
                  15. Purchase of Securities. Promptly after each purchase of securities by the Investment Adviser on behalf of any Fund, the Trust shall deliver to the Custodian Oral or Written Instructions specifying with respect to each such purchase: (a) the name of the issuer and the title of the securities,
(b) the number of shares or the principal amount purchased and accrued interest, if any, (c) the dates of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase, (f) the name of the person from whom or the broker through whom the purchase was made, (g) the Fund for which the purchase was made and (h) the cusip number or other industry standard identification when available. The Custodian shall upon receipt of securities purchased by or for the Trust pay out of the moneys held for the account of such Trust the total amount payable to the person from whom or the broker through whom the purchase was made, provided that the same conforms to the total amount payable as set forth in such Oral or Written Instructions.

                  16. Notation Pursuant to Section 17f-2 of the 1940 Act. With respect to each deposit or withdrawal of securities or when ordering the deposit or withdrawal of securities from safekeeping, the Custodian shall sign a notation in respect of each such deposit, withdrawal or order that shall show:
(a) the date and time of the deposit, withdrawal or order; (b) the title and amount of the securities or other investments deposited, withdrawn or ordered to be withdrawn, and the identification thereof by certificate numbers or otherwise; (c) the manner of acquisition of the securities or similar investments deposited or the purpose for which they have been withdrawn, or ordered to be withdrawn; and (d) if withdrawn and delivered to another person, the name of such person. The time of any deposit, withdrawal or order means the time of the formal recording of such transactions on the books of the Custodian at the Custodian's close of business. Such notation shall be transmitted promptly to an officer or trustee of the Trust designated by the Board of Trustees who shall not otherwise be authorized to have access to the Trust's securities. Such notation shall be on serially numbered forms and shall be preserved for at least one year.
                  17. Sales of Securities. Promptly after each sale of securities by the investment manager, the Trust shall deliver to the Custodian Oral or Written Instructions, specifying with respect to each such sale: (a) the name of the issuer and the title of the security, (b) the number of shares or principal amount sold, and accrued interest, if any, (c) the date of sale, (d) the sale price per unit, (e) the total amount payable to the Trust upon such sale, (f) the name of the broker through whom or the person to whom the sale was made, (g) the Fund for which the sale was made and (h) the cusip number or other industry standard identification when available. The Custodian shall deliver the securities upon receipt of the total amount payable to the Trust upon such sale, provided that the same conforms to the total amount payable as set forth in such Oral or Written Instructions. Subject to the foregoing, the Custodian may accept payment in such form as shall be satisfactory to it, and may deliver securities and arrange for payment in accordance with the local customs prevailing among dealers in securities.
                  18. Records. The books and records pertaining to the Trust shall be prepared and maintained as required by the 1940 Act, as amended, and other applicable securities laws and rules and regulations. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Custodian's normal business hours, and such books and records shall be surrendered to the Trust promptly upon request. Upon reasonable request of the Trust, copies of any such books and records shall be provided by the Custodian to the Trust or the Trust's authorized representative at the Trust's expense.
                  19.      Reports.
                  (a) The Custodian shall furnish the Trust the following reports:
                  (1) such periodic and special reports as the Trust may reasonably request;
                  (2) a monthly statement summarizing all transactions and entries for the account of each Fund;
                  (3) a monthly report of portfolio securities belonging to each Fund showing the adjusted average cost of each issue and the market value at the end of such month;
                  (4)               a monthly report of the cash account of
                                    each Fund showing disbursements;
                  (5)               the reports to be furnished to the Trust
                                    pursuant to Rule 17f-4;
                  (6)               the reports to be furnished to the Trust
                                    pursuant to Rule 17f-5, and;

                  (7)               such other information as may be agreed
                                    upon from time to time between the Trust and the Custodian.
                  (b) The Custodian with the direction and as interpreted by the Trust, the Trust's accountants and/or other tax advisors will prepare and maintain as complete, accurate, and current all accounts and records required to be maintained by each Fund under the Internal Revenue Code of 1986, as amended, under the rules and regulations of the 1940 Act and as agreed upon between the parties and will preserve such records in the manner and for the periods required by law.
                  (c) Unless the information necessary to perform the above functions is furnished in writing or its electronic or digital equivalent to the Custodian in a timely manner prior to the next calculation of each Fund's net asset value, the Custodian shall incur no liability except as provided in Paragraph 9 herein and the Trust shall indemnify and hold the Custodian harmless from and against any liability arising from any discrepancy between the information received by the Custodian and used in such calculation and any subsequent information received from the Trust.
                  (d) The Custodian shall assist the Trust's independent auditors, or upon approval of the Trust or upon demand, any regulatory body, in any requested review of the Trust's accounts and records maintained by the Custodian but shall be reimbursed by the Trust for all expenses and employee time invested in any such review outside of routine and normal periodic reviews.
                  (e) Upon receipt from the Trust of the necessary information, the Custodian shall provide information for tax returns, questionnaires, or periodic reports to shareholders and such other reports and information requests as the Trust and the Custodian shall agree upon from time to time.

                  20. Cooperation with Accountants. The Custodian shall cooperate with the Trust's independent certified public accountants and shall take all reasonable action in the performance of its obligations under this Agreement and under Rule 17f-2 to assure that the necessary information is made available to such accountants for the expression of their unqualified opinion with respect to, including without limitation, the three audits required each year, the certificates with respect to such annual audits and the opinion included in the Trust's semi-annual report on Form N-SAR, and will require each sub-custodian appointed pursuant to paragraph 7 hereof to grant such access to the information to the Trust's independent certified public accountant. The Custodian shall require any sub-custodian it appoints with respect to the Trust to comply with the provisions of this Paragraph 20.
                  21. Confidentiality. The Custodian agrees on behalf of itself and its employees to treat confidentially and as the proprietary information of the Trust all records and other information relative to the Trust and its prior, present or potential shareholders and relative to the managers and its prior, present or potential customers, and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Custodian may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.
                  22. Equipment Failures. In the event of equipment failures beyond the Custodian's control, the Custodian shall, at no additional expense to the Trust, take reasonable steps to minimize service interruptions but shall not have liability with respect thereto. The

Custodian shall make and maintain reasonable provisions for back up emergency use of electronic data processing equipment to the extent appropriate equipment is available.
                  23.      Right to Receive Advice.
                  (a) Advice of Trust. If the Custodian shall be in doubt as to any action to be taken or omitted by it, it may request, and shall receive, from the Trust clarification or advice, including Oral or Written Instructions.
                  (b) Advice of Counsel. If the Custodian shall be in doubt as to any question of law involved in any action to be taken or omitted by the Custodian, it may request advice from counsel of its own choosing (who may be counsel for the Trust or the Custodian, at the option of the Custodian).
                  (c) Conflicting Advice. In case of conflict between directions, advice or Oral or Written Instructions received by the Custodian pursuant to subparagraph (a) of this paragraph and advice received by the Custodian pursuant to subparagraph (b) of this paragraph, the Custodian shall be entitled to rely on and follow the advice received pursuant to the latter provision alone.
                  (d) Protection of The Custodian. The Custodian shall be protected in any action or inaction which it takes or omits to take in reliance on any directions, advice or Oral or Written Instructions received pursuant to subparagraphs (a) or (b) of this section which the Custodian, after receipt of any such directions, advice or Oral or Written Instructions, in good faith believes to be consistent with such directions, advice or Oral or Written Instructions, as the case may be. Nothing in this paragraph shall be construed as imposing upon the Custodian any obligation (i) to seek such directions,advice or Oral or Written Instructions, or (ii) to act in accordance with such directions, advice or Oral or Written Instructions when received, unless, under the terms or another provision of this Agreement, the same is a condition to the Custodian's properly taking or omitting to take such action. Nothing in this subparagraph shall excuse the Custodian when an action or omission on the part of the Custodian constitutes willful misfeasance, bad faith, negligence or reckless disregard by the Custodian of its duties under this Agreement.
                  24. Compliance with Governmental Rules and Regulations. The Custodian undertakes to comply with all applicable requirements of the 1933 Act, the 1934 Act, the 1940 Act and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties and obligations to be performed by the Custodian hereunder. The Custodian acknowledges that it is subject to Rule 17f-2 under the 1940 Act with respect to its duties to be performed pursuant to this Agreement.
                  25. Compensation. As compensation for the services rendered by the Custodian during the term of this Agreement, the Trust will pay to the Custodian, in addition to reimbursement of its reasonable out-of-pocket expenses, including reasonable counsel fees, monthly fees as outlined in Schedule D, or as otherwise agreed upon from time to time in writing by the Custodian and the Trust.
                  26. Indemnification. The Trust, as sole owner of the Property, agrees to indemnify and hold harmless the Custodian and its nominees from all taxes, charges, expenses, assessments, claims, and liabilities (including, without limitation, liabilities arising under the 1933 Act, the Act of 1934, the 1940 Act, the CEA, and any state and foreign securities and blue sky laws, all as or to be amended from time to time) and expenses, including (without limitation) attorney's fees and disbursements, arising directly or indirectly
(a) from the fact that securities included in the Property are registered in the name of any such nominee or (b) without limiting the generality of the foregoing clause (a) from any action or thing which the Custodian takes or does or omits to take or do (i) at the request or on the direction of or in reliance on the advice of the Trust, or (ii) upon Oral or Written Instructions, provided, that neither the Custodian nor any of its nominees or subcustodian shall be indemnified against any liability to any Fund of the Trust or to its shareholders (or any expenses incident to such liability) arising out of (x) the Custodian's or such nominee's or subcustodian's own willful misfeasance, bad faith, negligence or reckless disregard of its duties under this Agreement or (y) the Custodian's own negligent failure to perform its duties under this Agreement. In the event of any advance of cash for any purpose made by the Custodian resulting from Oral or Written Instructions of the Trust, or in the event that the Custodian or its nominee or subcustodian shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's or subcustodian's own negligent action, negligent failure to act, willful misconduct, or reckless disregard, the Trust shall promptly reimburse the Custodian for such advance of cash or such taxes, charges, expenses, assessment claims or liabilities. Notwithstanding anything to the contrary, any one Fund shall not provide indemnification to the Custodian for any loss or liability resulting from actions with respect to any other Fund.
                  27. Responsibility of The Custodian. The Custodian shall be under no duty to take any action on behalf of the Trust except as specifically set forth herein or as may be specifically agreed to by the Custodian in writing. In the performance of its duties hereunder, the Custodian shall be obligated to exercise reasonable care and diligence and to act in good faith to insure the accuracy of all services performed under this Agreement. The Custodian shall be responsible for its own negligent failure or that of any subcustodian it shall appoint to perform its duties under this Agreement but to the extent that duties, obligations and responsibilities are not expressly set forth in this Agreement, the Custodian shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith, or negligence on the part of the Custodian or reckless disregard of such duties, obligations and responsibilities. Without limiting the generality of the foregoing or of any other provision of this Agreement, the Custodian in connection with its duties under this Agreement shall not be under any duty or obligation to inquire into and shall not be liable for or in respect of (a) the validity or invalidity or authority or lack thereof of any advice, direction, notice or other instrument which conforms to the applicable requirements of this Agreement, if any, and which the Custodian believes to be genuine, (b) the validity of the issue of any securities purchased or sold by the Trust, the legality of the purchase or sale thereof or the propriety of the amount paid or received therefore, (c) the legality of the issue or sale of any Shares, or the sufficiency of the amount to be received therefore, (d) delays or errors or loss of data occurring by reason of circumstances beyond the Custodian's control, including acts of civil or military authority, national emergencies, strikes or work stoppages, fire, mechanical breakdown (except as provided in Paragraph 22), flood or catastrophe, acts of God, insurrection, acts of war or terrorism, riots, revolutions, nuclear fusion, fission or radiation, or failure of the mail, transportation, communication or power supply. Without limiting the foregoing,the Custodian shall not be liable for any loss which results from: (1) the general risk of investing, or (2) investing or holding Fund assets in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of assets.
                  28. Collection. All collections of monies or other property in respect, or which are to become part, of the Property (but not the safekeeping thereof upon receipt by the

Custodian) shall be at the sole risk of the Trust. In any case in which the Custodian does not receive any payment due the Trust within a reasonable time after the Custodian has made proper demands for the same, it shall so notify the Trust in writing, including copies of all demand letters, any written responses thereto, and memoranda of all oral responses thereto, and to telephonic demands, and await instructions from the Trust. The Custodian shall not be obliged to take legal action for collection unless and until reasonably indemnified to its satisfaction. The Custodian shall also notify the Trust as soon as reasonably practicable whenever income due on securities is not collected in due course.
                  29. Duration and Termination. This Agreement shall be effective as of the date hereof and shall continue until termination by the Trust or by the Custodian on 90 days' written notice. Upon any termination of this Agreement, pending appointment of a successor to the Custodian or a vote of the shareholders of the Trust to dissolve or to function without a custodian of its cash, securities or other property, the Custodian shall not deliver cash, securities or other property of the Trust to the Trust, but may deliver them to a bank or trust company of its own selection, having aggregate capital, surplus and undivided profits, as shown by its last published report of not less than twenty million dollars ($20,000,000) as a custodian for the Trust to be held under terms similar to those of this Agreement, provided, however, that the Custodian shall not be required to make any such delivery or payment until full payment shall have been made by the Trust of all liabilities constituting a charge on or against the properties then held by the Custodian or on or against the Custodian and until full payment shall have been made to the Custodian of all of its fee, compensation, costs and expenses, subject to the provisions of Paragraph 22 of this Agreement.
                  30. Notices. All notices and other communications (collectively referred to as "Notice" or "Notices" in this paragraph) hereunder shall be in writing or by confirmed telegram, cable, telex, or facsimile sending device. Notices shall be addressed
(a) if to the Custodian, The Chase Manhattan Bank, Institutional Custody & Escrow, One Chase Manhattan Plaza Floor 3B, New York, New York 10081, Attention:
________________; (b) if to the Trust, at the address of the Trust, Attention:
Ann Bergin, Secretary; or (c) if to neither of the foregoing, at such other address as shall have been notified to the sender of any such Notice or other communication. Notice shall be deemed to have been given when actually received by the other party. All postage, cable, telegram, telex and facsimile sending device charges arising from the sending of a Notice hereunder shall be paid by the sender.
                  31. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.
                  32. Amendments. This Agreement or any part hereof may be changed or waived only by an instrument in writing signed by the party against which enforcement of such change or waiver is sought.
                  33. Miscellaneous. This Agreement embodies the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be deemed to be a contract made in New York and governed by New York law. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

MUTUAL FUND SELECT GROUP



By:_____________                        ATTEST:________________
   Title:                                      Title:



THE CHASE MANHATTAN BANK



By:_______________                      ATTEST:__________________
   Title:                                      Title:

an "FCM Account") subject to the disposition by the FCM involved in such contracts in accordance with the customer contract between FCM and the Trust ("FCM Contract"), SEC rules governing such segregated accounts, CFTC rules and the rules of the applicable commodities exchange. Such FCM Agreements shall only be entered into upon receipt of Written Instructions from the Trust. Transfers of initial margin shall be made into an FCM Account only upon Written Instructions; transfers of premium and variation margin may be made into an FCM Account pursuant to Oral Instructions. Transfers of funds from an FCM Account to the FCM for which Custodian holds such an account may only occur upon certification by the FCM to the Custodian that pursuant to the FCM Agreement and the FCM Contract, all conditions precedent to its right to give the Custodian such instruction have been satisfied.
                  15. Purchase of Securities. Promptly after each purchase of securities by the Investment Adviser on behalf of any Fund, the Trust shall deliver to the Custodian Oral or Written Instructions specifying with respect to each such purchase: (a) the name of the issuer and the title of the securities,
(b) the number of shares or the principal amount purchased and accrued interest, if any, (c) the dates of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase, (f) the name of the person from whom or the broker through whom the purchase was made, (g) the Fund for which the purchase was made and (h) the cusip number or other industry standard identification when available. The Custodian shall upon receipt of securities purchased by or for the Trust pay out of the moneys held for the account of such Trust the total amount payable to the person from whom or the broker through whom the purchase was made, provided that the same conforms to the total amount payable as set forth in such Oral or Written Instructions.

                  16. Notation Pursuant to Section 17f-2 of the 1940 Act. With respect to each deposit or withdrawal of securities or when ordering the deposit or withdrawal of securities from safekeeping, the Custodian shall sign a notation in respect of each such deposit, withdrawal or order that shall show:
(a) the date and time of the deposit, withdrawal or order; (b) the title and amount of the securities or other investments deposited, withdrawn or ordered to be withdrawn, and the identification thereof by certificate numbers or otherwise; (c) the manner of acquisition of the securities or similar investments deposited or the purpose for which they have been withdrawn, or ordered to be withdrawn; and (d) if withdrawn and delivered to another person, the name of such person. The time of any deposit, withdrawal or order means the time of the formal recording of such transactions on the books of the Custodian at the Custodian's close of business. Such notation shall be transmitted promptly to an officer or trustee of the Trust designated by the Board of Trustees who shall not otherwise be authorized to have access to the Trust's securities. Such notation shall be on serially numbered forms and shall be preserved for at least one year.
                  17. Sales of Securities. Promptly after each sale of securities by the investment manager, the Trust shall deliver to the Custodian Oral or Written Instructions, specifying with respect to each such sale: (a) the name of the issuer and the title of the security, (b) the number of shares or principal amount sold, and accrued interest, if any, (c) the date of sale, (d) the sale price per unit, (e) the total amount payable to the Trust upon such sale, (f) the name of the broker through whom or the person to whom the sale was made, (g) the Fund for which the sale was made and (h) the cusip number or other industry standard identification when available. The Custodian shall deliver the securities upon receipt of the total amount payable to the Trust upon such sale, provided that the same conforms to the total amount payable as set forth in such Oral or Written Instructions. Subject to the foregoing, the Custodian may accept payment in such form as shall be satisfactory to it, and may deliver securities and arrange for payment in accordance with the local customs prevailing among dealers in securities.
                  18. Records. The books and records pertaining to the Trust shall be prepared and maintained as required by the 1940 Act, as amended, and other applicable securities laws and rules and regulations. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Custodian's normal business hours, and such books and records shall be surrendered to the Trust promptly upon request. Upon reasonable request of the Trust, copies of any such books and records shall be provided by the Custodian to the Trust or the Trust's authorized representative at the Trust's expense.
                  19.      Reports.
                  (a) The Custodian shall furnish the Trust the following reports:
                  (1) such periodic and special reports as the Trust may reasonably request;
                  (2) a monthly statement summarizing all transactions and entries for the account of each Fund;
                  (3) a monthly report of portfolio securities belonging to each Fund showing the adjusted average cost of each issue and the market value at the end of such month;
                  (4)               a monthly report of the cash account of
                                    each Fund showing disbursements;
                  (5)               the reports to be furnished to the Trust
                                    pursuant to Rule 17f-4;
                  (6)               the reports to be furnished to the Trust
                                    pursuant to Rule 17f-5, and;

                  (7)               such other information as may be agreed
                                    upon from time to time between the Trust and the Custodian.
                  (b) The Custodian with the direction and as interpreted by the Trust, the Trust's accountants and/or other tax advisors will prepare and maintain as complete, accurate, and current all accounts and records required to be maintained by each Fund under the Internal Revenue Code of 1986, as amended, under the rules and regulations of the 1940 Act and as agreed upon between the parties and will preserve such records in the manner and for the periods required by law.
                  (c) Unless the information necessary to perform the above functions is furnished in writing or its electronic or digital equivalent to the Custodian in a timely manner prior to the next calculation of each Fund's net asset value, the Custodian shall incur no liability except as provided in Paragraph 9 herein and the Trust shall indemnify and hold the Custodian harmless from and against any liability arising from any discrepancy between the information received by the Custodian and used in such calculation and any subsequent information received from the Trust.
                  (d) The Custodian shall assist the Trust's independent auditors, or upon approval of the Trust or upon demand, any regulatory body, in any requested review of the Trust's accounts and records maintained by the Custodian but shall be reimbursed by the Trust for all expenses and employee time invested in any such review outside of routine and normal periodic reviews.
                  (e) Upon receipt from the Trust of the necessary information, the Custodian shall provide information for tax returns, questionnaires, or periodic reports to shareholders and such other reports and information requests as the Trust and the Custodian shall agree upon from time to time.

                  20. Cooperation with Accountants. The Custodian shall cooperate with the Trust's independent certified public accountants and shall take all reasonable action in the performance of its obligations under this Agreement and under Rule 17f-2 to assure that the necessary information is made available to such accountants for the expression of their unqualified opinion with respect to, including without limitation, the three audits required each year, the certificates with respect to such annual audits and the opinion included in the Trust's semi-annual report on Form N-SAR, and will require each sub-custodian appointed pursuant to paragraph 7 hereof to grant such access to the information to the Trust's independent certified public accountant. The Custodian shall require any sub-custodian it appoints with respect to the Trust to comply with the provisions of this Paragraph 20.
                  21. Confidentiality. The Custodian agrees on behalf of itself and its employees to treat confidentially and as the proprietary information of the Trust all records and other information relative to the Trust and its prior, present or potential shareholders and relative to the managers and its prior, present or potential customers, and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Custodian may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.
                  22. Equipment Failures. In the event of equipment failures beyond the Custodian's control, the Custodian shall, at no additional expense to the Trust, take reasonable steps to minimize service interruptions but shall not have liability with respect thereto. The

Custodian shall make and maintain reasonable provisions for back up emergency use of electronic data processing equipment to the extent appropriate equipment is available.
                  23.      Right to Receive Advice.
                  (a) Advice of Trust. If the Custodian shall be in doubt as to any action to be taken or omitted by it, it may request, and shall receive, from the Trust clarification or advice, including Oral or Written Instructions.
                  (b) Advice of Counsel. If the Custodian shall be in doubt as to any question of law involved in any action to be taken or omitted by the Custodian, it may request advice from counsel of its own choosing (who may be counsel for the Trust or the Custodian, at the option of the Custodian).
                  (c) Conflicting Advice. In case of conflict between directions, advice or Oral or Written Instructions received by the Custodian pursuant to subparagraph (a) of this paragraph and advice received by the Custodian pursuant to subparagraph (b) of this paragraph, the Custodian shall be entitled to rely on and follow the advice received pursuant to the latter provision alone.
                  (d) Protection of The Custodian. The Custodian shall be protected in any action or inaction which it takes or omits to take in reliance on any directions, advice or Oral or Written Instructions received pursuant to subparagraphs (a) or (b) of this section which the Custodian, after receipt of any such directions, advice or Oral or Written Instructions, in good faith believes to be consistent with such directions, advice or Oral or Written Instructions, as the case may be. Nothing in this paragraph shall be construed as imposing upon the Custodian any obligation (i) to seek such directions,advice or Oral or Written Instructions, or (ii) to act in accordance with such directions, advice or Oral or Written Instructions when received, unless, under the terms or another provision of this Agreement, the same is a condition to the Custodian's properly taking or omitting to take such action. Nothing in this subparagraph shall excuse the Custodian when an action or omission on the part of the Custodian constitutes willful misfeasance, bad faith, negligence or reckless disregard by the Custodian of its duties under this Agreement.
                  24. Compliance with Governmental Rules and Regulations. The Custodian undertakes to comply with all applicable requirements of the 1933 Act, the 1934 Act, the 1940 Act and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties and obligations to be performed by the Custodian hereunder. The Custodian acknowledges that it is subject to Rule 17f-2 under the 1940 Act with respect to its duties to be performed pursuant to this Agreement.
                  25. Compensation. As compensation for the services rendered by the Custodian during the term of this Agreement, the Trust will pay to the Custodian, in addition to reimbursement of its reasonable out-of-pocket expenses, including reasonable counsel fees, monthly fees as outlined in Schedule D, or as otherwise agreed upon from time to time in writing by the Custodian and the Trust.
                  26. Indemnification. The Trust, as sole owner of the Property, agrees to indemnify and hold harmless the Custodian and its nominees from all taxes, charges, expenses, assessments, claims, and liabilities (including, without limitation, liabilities arising under the 1933 Act, the Act of 1934, the 1940 Act, the CEA, and any state and foreign securities and blue sky laws, all as or to be amended from time to time) and expenses, including (without limitation) attorney's fees and disbursements, arising directly or indirectly
(a) from the fact that securities included in the Property are registered in the name of any such nominee or (b) without limiting the generality of the foregoing clause (a) from any action or thing which the Custodian takes or does or omits to take or do (i) at the request or on the direction of or in reliance on the advice of the Trust, or (ii) upon Oral or Written Instructions, provided, that neither the Custodian nor any of its nominees or subcustodian shall be indemnified against any liability to any Fund of the Trust or to its shareholders (or any expenses incident to such liability) arising out of (x) the Custodian's or such nominee's or subcustodian's own willful misfeasance, bad faith, negligence or reckless disregard of its duties under this Agreement or (y) the Custodian's own negligent failure to perform its duties under this Agreement. In the event of any advance of cash for any purpose made by the Custodian resulting from Oral or Written Instructions of the Trust, or in the event that the Custodian or its nominee or subcustodian shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's or subcustodian's own negligent action, negligent failure to act, willful misconduct, or reckless disregard, the Trust shall promptly reimburse the Custodian for such advance of cash or such taxes, charges, expenses, assessment claims or liabilities. Notwithstanding anything to the contrary, any one Fund shall not provide indemnification to the Custodian for any loss or liability resulting from actions with respect to any other Fund.
                  27. Responsibility of The Custodian. The Custodian shall be under no duty to take any action on behalf of the Trust except as specifically set forth herein or as may be specifically agreed to by the Custodian in writing. In the performance of its duties hereunder, the Custodian shall be obligated to exercise reasonable care and diligence and to act in good faith to insure the accuracy of all services performed under this Agreement. The Custodian shall be responsible for its own negligent failure or that of any subcustodian it shall appoint to perform its duties under this Agreement but to the extent that duties, obligations and responsibilities are not expressly set forth in this Agreement, the Custodian shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith, or negligence on the part of the Custodian or reckless disregard of such duties, obligations and responsibilities. Without limiting the generality of the foregoing or of any other provision of this Agreement, the Custodian in connection with its duties under this Agreement shall not be under any duty or obligation to inquire into and shall not be liable for or in respect of (a) the validity or invalidity or authority or lack thereof of any advice, direction, notice or other instrument which conforms to the applicable requirements of this Agreement, if any, and which the Custodian believes to be genuine, (b) the validity of the issue of any securities purchased or sold by the Trust, the legality of the purchase or sale thereof or the propriety of the amount paid or received therefore, (c) the legality of the issue or sale of any Shares, or the sufficiency of the amount to be received therefore, (d) delays or errors or loss of data occurring by reason of circumstances beyond the Custodian's control, including acts of civil or military authority, national emergencies, strikes or work stoppages, fire, mechanical breakdown (except as provided in Paragraph 22), flood or catastrophe, acts of God, insurrection, acts of war or terrorism, riots, revolutions, nuclear fusion, fission or radiation, or failure of the mail, transportation, communication or power supply. Without limiting the foregoing,the Custodian shall not be liable for any loss which results from: (1) the general risk of investing, or (2) investing or holding Fund assets in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of assets.
                  28. Collection. All collections of monies or other property in respect, or which are to become part, of the Property (but not the safekeeping thereof upon receipt by the

Custodian) shall be at the sole risk of the Trust. In any case in which the Custodian does not receive any payment due the Trust within a reasonable time after the Custodian has made proper demands for the same, it shall so notify the Trust in writing, including copies of all demand letters, any written responses thereto, and memoranda of all oral responses thereto, and to telephonic demands, and await instructions from the Trust. The Custodian shall not be obliged to take legal action for collection unless and until reasonably indemnified to its satisfaction. The Custodian shall also notify the Trust as soon as reasonably practicable whenever income due on securities is not collected in due course.
                  29. Duration and Termination. This Agreement shall be effective as of the date hereof and shall continue until termination by the Trust or by the Custodian on 90 days' written notice. Upon any termination of this Agreement, pending appointment of a successor to the Custodian or a vote of the shareholders of the Trust to dissolve or to function without a custodian of its cash, securities or other property, the Custodian shall not deliver cash, securities or other property of the Trust to the Trust, but may deliver them to a bank or trust company of its own selection, having aggregate capital, surplus and undivided profits, as shown by its last published report of not less than twenty million dollars ($20,000,000) as a custodian for the Trust to be held under terms similar to those of this Agreement, provided, however, that the Custodian shall not be required to make any such delivery or payment until full payment shall have been made by the Trust of all liabilities constituting a charge on or against the properties then held by the Custodian or on or against the Custodian and until full payment shall have been made to the Custodian of all of its fee, compensation, costs and expenses, subject to the provisions of Paragraph 22 of this Agreement.
                  30. Notices. All notices and other communications (collectively referred to as "Notice" or "Notices" in this paragraph) hereunder shall be in writing or by confirmed telegram, cable, telex, or facsimile sending device. Notices shall be addressed
(a) if to the Custodian, The Chase Manhattan Bank, Institutional Custody & Escrow, One Chase Manhattan Plaza Floor 3B, New York, New York 10081, Attention:
________________; (b) if to the Trust, at the address of the Trust, Attention:
Ann Bergin, Secretary; or (c) if to neither of the foregoing, at such other address as shall have been notified to the sender of any such Notice or other communication. Notice shall be deemed to have been given when actually received by the other party. All postage, cable, telegram, telex and facsimile sending device charges arising from the sending of a Notice hereunder shall be paid by the sender.
                  31. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.
                  32. Amendments. This Agreement or any part hereof may be changed or waived only by an instrument in writing signed by the party against which enforcement of such change or waiver is sought.
                  33. Miscellaneous. This Agreement embodies the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be deemed to be a contract made in New York and governed by New York law. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

MUTUAL FUND SELECT GROUP



By:_____________                        ATTEST:________________
   Title:                                      Title:



THE CHASE MANHATTAN BANK



By:_______________                      ATTEST:__________________
   Title:                                      Title:

                                   SCHEDULE A


---------------------------------------------------------
                  Fund:
---------------------------------------------------------
1.       Vista Select Balanced Fund
---------------------------------------------------------
2.       Vista Select Bond Fund
---------------------------------------------------------
3.       Vista Select Emerging Growth Fund
---------------------------------------------------------
4.       Vista Select Equity Income
---------------------------------------------------------
5.       Vista Select Intermediate Bond Fund
---------------------------------------------------------
6.       Vista Select International Equity Fund
---------------------------------------------------------
7.       Vista Select Large Cap Equity Fund
---------------------------------------------------------
8.       Vista Select Large Cap Growth Fund
---------------------------------------------------------
9.       Vista Select Short Term Bond Fund
---------------------------------------------------------
10.      Vista Select Small Cap Value Fund
---------------------------------------------------------

                                   SCHEDULE B



--------------------------------------------------------------------------
Fergus Reid                              Chairman of the Board
--------------------------------------------------------------------------
H. Richard Vartabedian                   President
--------------------------------------------------------------------------
Ann Bergin                               Secretary and Assistant Treasurer
--------------------------------------------------------------------------
Martin R. Dean                           Treasurer and Assistant Secretary
--------------------------------------------------------------------------